Offerings - Offering: 1	Dec. 22, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Voting Trust Interests (2)
Amount Registered | shares	34,000,000
Proposed Maximum Offering Price per Unit	20.00
Maximum Aggregate Offering Price	$ 680,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 93,908.00
Offering Note	(1) This figure inserted solely for the purpose of calculating the registration fee. (2) Voting Trust Interests representing shares of Common Stock, par value $1.00 per share, of Graybar Electric Company, Inc. for deposit in the 2026 Voting Trust.